UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2001


                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

                VIRGINIA                             001-12875                          54-1589139
      (State or other jurisdiction                  (Commission                      (I.R.S. Employer
            of incorporation)                       File Number)                  Identification Number)


        306 EAST MAIN STREET, RICHMOND, VA                                               23219
     (Address of principal executive offices)                                          (Zip Code)

                                 (804) 643-1761
              (Registrant's telephone number, including area code)


ITEM 2.  Acquisition or Disposition of Assets

         Cornerstone Realty Income Trust, Inc. (which is referred to below as the "Company" or as "we," "us" or "our") is filing this report pursuant to Item 2 of Form 8-K to describe a financing transaction in which certain assets were mortgaged. These mortgages constitute a "disposition of a significant amount of assets" within the meaning of the General Instructions to Form 8-K. Certain related matters also are reported below.


SUMMARY OF FINANCING

         On March 23, 2001, we obtained, through our subsidiaries, long-term financing in the aggregate amount of $75.5 million from First Union National Bank. We expect to use the proceeds from this financing to fund cash payments that may be required by us in connection with our tender offer for our Series A Convertible Preferred Shares. The tender offer commenced on March 12, 2001 and is scheduled to expire on April 12, 2001, unless extended. To the extent the loan proceeds are not needed for tender offer payments, such proceeds will be used for general corporate purposes.

NEW SUBSIDIARIES FOR LOANS

         In connection with the loans provided by First Union National Bank, and at its request, we formed a total of six new subsidiaries that will operate as "special purpose entities." To qualify as special purpose entities, the new subsidiaries have organizational documents that impose certain requirements on them while the loans are outstanding. In particular, the subsidiaries must maintain separate legal identities and must limit their activities to dealing with the apartment properties that secure the loans.

         Three of our new subsidiaries serve as borrowers for the loans. These borrowers also own the apartment properties that secure the loans. To achieve this ownership, we transferred (or caused our existing subsidiaries to transfer) a total of seven apartment properties to our borrowing subsidiaries. Because one of the three borrowing subsidiaries is a limited liability company and another is a limited partnership, the lender requested that we form three other special purpose entities to serve, respectively, as the sole member, general partner and limited partner of these particular borrowers.


OVERVIEW OF LOANS

         The loans are evidenced by a total of seven promissory notes from our three borrowers. The collateral for each note consists of a single apartment property. The lender determined the principal amount of each note by reference to the property securing that note. The following table provides an overview of the loans:

NAME OF                            NAME OF APARTMENT                   APARTMENT POST OFFICE            PRINCIPAL AMOUNT
BORROWER                           PROPERTY OWNED                      ADDRESS (CITY, STATE)               OF NOTE
CRIT-VA II, Inc.                   Greenbrier                           Fredericksburg, VA               $12,750,000
(formed in Virginia)               Harbour Club                         Virginia Beach, VA                 8,475,000
                                                                                                         -----------

                                                                          SUBTOTAL for Borrower          $21,225,000
                                                                                                         ===========

CRIT-NC III, LLC
(formed in Delaware)               Highland Hills                          Carrboro, NC                   14,775,000
                                                                                                         ===========

CAC II Limited Partnership         Canyon Hills                             Austin, TX                    12,675,000
(formed in Virginia)               Park Village                             Bedford, TX                    8,500,000
                                   Summer Tree                              Dallas, TX                     7,750,000
                                   The Courts on Pear Ridge                 Dallas, TX                    10,575,000
                                                                                                         -----------

                                                                          SUBTOTAL for Borrower          $39,500,000
                                                                                                         ===========

                                                                        TOTAL for all Borrowers          $75,500,000
                                                                                                         ===========

DESCRIPTION OF PROMISSORY NOTES

         The seven promissory notes are substantially similar. Each promissory note provides for the following:

         o        an annual interest rate of 6.99%

         o        a maturity date of April 1, 2011

         o        payments consisting of

                  >> interest only for 12 consecutive months, beginning May 1, 2001

                  >> principal and interest in equal monthly installments, computed over an amortization period of 348 months, beginning May 1, 2002

         o        full payment of principal and all other amounts at maturity

         o acceleration, at the option of the lender, of all amounts due under the note if any required monthly payment is not made within seven days of its due date or if there is any other event of default

         o a late charge of 5% on any payment that is not made within seven days of its due date

         o an increase of 4% in the applicable interest rate upon any default

         o a restriction on voluntary prepayment, which is not permitted without penalty until the final three months of the note

         The actual number of amortized monthly installments is significantly less than the number of periods used in computing the amortization. As a result, the promissory notes will require balloon payments at maturity in the aggregate amount of approximately $66,800,000.

         Additional payments or penalties would apply in other circumstances, such as acceleration of a promissory note during the first two years, based upon an event of default. If acceleration occurs in the first year, the sum of the additional payments would equal at least 5% of the remaining debt under the note.

         Each promissory note also contains substantial limitations on release and substitution of collateral. The apartment property that serves as collateral under a promissory note cannot be released from its mortgage during the first two years of the note. After two years, the borrower could obtain such a release by providing the lender with substitute collateral in the form of direct, non-callable obligations of the United States. These substitute obligations must be structured to pay a series of amounts that match, as closely as possible, the remainder of the installments required under the promissory note involved.


CROSS-DEFAULT PROVISIONS

         The seven apartment properties that serve as collateral for the promissory notes are subject to cross-default and cross-collateral provisions under separate and corresponding deeds of trust and related security documents. In general, any default under one promissory note would constitute a default under each other promissory note and would enable the lender to exercise its rights against all seven of the apartment properties.


DEEDS OF TRUST AND SECURITY DOCUMENTS

         As indicated above, the loans are secured by mortgages and other encumbrances on a total of seven apartment properties owned by three of our new subsidiaries. The other encumbrances include a security interest in the related personal property and various assignments of leases, rents and contracts, all in favor of the lender. These encumbrances are created by multiple agreements and instruments, which will be referred to as "security documents" for simplicity.

         The security documents impose a number of requirements on our three borrowing subsidiaries, as the owners of the apartment properties, including obligations to maintain adequate insurance. The security documents prohibit any further encumbrances or any further assignments of leases or rents with respect to the apartment properties.

         Upon any default that occurs under a promissory note or related security document, various remedies are available to the lender. Those remedies include, for example (1) declaring the entire principal balance under the promissory notes, together with all accrued and unpaid interest, to be due and payable immediately; (2) taking possession of the collateral, including the apartment properties; and (3) collecting rents from the apartment properties, or foreclosing on such properties, to satisfy unpaid amounts under the promissory notes. Our three borrowing subsidiaries, as the makers of the promissory notes, would be required to pay any costs that may be incurred by the lender in exercising such remedies.


INDEMNITY AND GUARANTY AGREEMENTS

         The Company is required to indemnify the lender against defaults under the promissory notes from our three borrowing subsidiaries and to guaranty the collection of all amounts due under these notes. These requirements are set forth in separate Indemnity and Guaranty Agreements executed by us with respect to each of the seven apartment properties securing the loans.

MANAGEMENT OF APARTMENTS

         Our three borrowing subsidiaries have engaged us, or another one of our subsidiaries, to manage the seven apartment properties that secure the loans. Such management will occur under separate and substantially similar property management agreements for each borrower. Each property management agreement provides for the following:

         o        an initial term of two years

         o automatic renewal for additional terms of two years each, unless written notice of termination is delivered from one party to the other at least 60 days before the end of any term

         o        collection of all rents by the manager

         o a property management fee equal to 5% of the monthly gross revenues from the apartment properties



ITEM 7.   Financial Statements and Exhibits


         (The exhibits listed below are to be filed by amendment as soon as practicable)


c.  Exhibits.

4.1 Promissory Note dated March 23, 2001 in the principal amount of $12,750,000 made payable by CRIT-VA II, Inc. to First Union National Bank, with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.2 Indemnity and Guaranty Agreement dated as of March 23, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender, in connection with a $12,750,000 loan to CRIT-VA II, Inc. as Borrower, with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.3 Deed of Trust and Security Agreement dated as of March 23, 2001, from CRIT-VA II, Inc., as Grantor, to TRSTE, Inc. as Trustee for First Union National Bank, the Beneficiary with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.4 Assignment of Warranties and Other Contract Rights dated as of March 23, 2001 from CRIT-VA II, Inc. as Borrower to First Union National Bank as Lender with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.5 Assignment of Leases and Rents dated as of March 23, 2001 by CRIT-VA II, Inc. as Assignor in favor of First Union National Bank as Assignee with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.6 Consent and Agreement of Manager dated as of March 23, 2001 by CRIT-VA II, Inc. as Borrower in favor of First Union National Bank as Lender with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.7 Environmental Indemnity Agreement dated as of March 23, 2001 by CRIT-VA II, Inc. and Cornerstone Realty Income Trust, Inc., as Indemnitors, in favor of First Union National Bank, as Lender, with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.8 Receipt and Closing Certificate dated March 23, 2001 by CRIT-VA II, Inc. as Borrower and Cornerstone Realty Income Trust, Inc. as Guarantor in favor of First Union National Bank, as Lender, with respect to the Greenbrier Apartments in Fredericksburg, Virginia.

4.9 Schedule setting forth information on six substantially identical promissory notes dated March 23, 2001 in various principal amounts made payable to the order of First Union National Bank.

4.10 Schedule setting forth information on six substantially identical Indemnity and Guaranty Agreements dated as of March 23, 2001 by Cornerstone Realty Income Trust, Inc. as Indemnitor in favor of First Union National Bank as Lender.

4.11 Schedule setting forth information on six substantially identical Deeds of Trust dated as of March 23, 2001 with First Union National Bank as Beneficiary.

4.12 Schedule setting forth information on six substantially identical Assignments of Warranties and Other Contract Rights dated as of March 23, 2001 to First Union National Bank as Lender.

4.13 Schedule setting forth information on six substantially identical Assignments of Leases and Rents dated as of March 23, 2001 to First Union National Bank as Assignee.

4.14 Schedule setting forth information on six substantially identical Consents and Agreements of Manager dated as of March 23, 2001 in favor of First Union National Bank.

4.15 Schedule setting forth information on six substantially identical Environmental Indemnity Agreements dated as of March 23, 2001 in favor of First Union National Bank.

4.16 Schedule setting forth information on six substantially identical Receipt and Closing Certificates dated March 23, 2001 in favor of First Union National Bank.

10.1     CRIT-VA II, Inc. Articles of Incorporation.

10.2     CRIT-VA II, Inc. Bylaws.

10.3 Property Management Agreement dated as of March 23, 2001 between CRIT-VA II, Inc. as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.4     CRIT Special II, Inc. Articles of Incorporation.

10.5     CRIT Special II, Inc. Bylaws.

10.6     Operating Agreement of CRIT-NC III, LLC.

10.7 Property Management Agreement dated as of March 23, 2001 between CRIT-NC III, LLC as Owner and Cornerstone Realty Income Trust, Inc. as Manager.

10.8     CAC II Special General, Inc. Articles of Incorporation.

10.9     CAC II Special General, Inc. Bylaws.

10.10    CAC II Special Limited, Inc. Articles of Incorporation.

10.11    CAC II Special Limited, Inc. Bylaws.

10.12    Limited Partnership Agreement of CAC II Limited Partnership.

10.13 Property Management Agreement dated as of March 23, 2001 between CAC II Limited Partnership as Owner and Apple General, Inc. as Manager.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cornerstone Realty Income Trust, Inc.


                                        By:      /s/  Glade M. Knight
                                             -----------------------------------
                                                 Glade M. Knight, President


                                        April 9, 2001